UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2007
NNN Healthcare/Office REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-133652 (Commission File Number)	20-4738467 (I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 200 Santa Ana, California (Address of principal executive offices)	92705 (Zip Code)
Registrant’s telephone number, including area code: 714-667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Form 8-K, or the Form 8-K, on May 7, 2007, reporting our acquisition of Yorktown Medical Center, located in Fayetteville, Georgia and Shakerag Medical Center, located in Peachtree City, Georgia, which we refer to collectively as the Peachtree property, for a purchase price of $21,500,000. We are filing this form 8-K/A, Amendment No.1 to provide the financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Yorktown Medical Center and Shakerag Medical Center

I. Independent Auditors’ Report	3

II. Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2007 (Unaudited) and the Year Ended December 31, 2006	4

III. Notes to the Statements of Revenues and Certain Expenses	5

(b) Pro forma financial information.

NNN Healthcare/Office REIT, Inc.

I. Unaudited Pro Forma Condensed Consolidated Financial Statements	8

II. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2007	9

III. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2007	10

IV. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period Ended April 28, 2006 (Date of Inception) through December 31, 2006	11

V. Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	12

Independent Auditors’ Report
To the Board of Directors
NNN Healthcare/Office REIT, Inc.
We have audited the accompanying statement of revenues and certain expenses of Yorktown Medical Center and Shakerag Medical Center, or together the Property, for the year ended December 31, 2006. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 of Yorktown Medical Center and Shakerag Medical Center for the year ended December 31, 2006, in conformity with the accounting principles generally accepted in the United States of America.
/s/ KMJ | CORBIN & COMPANY LLP
Irvine, California
June 29, 2007

YORKTOWN MEDICAL CENTER AND SHAKERAG MEDICAL CENTER
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2007 (Unaudited) and the Year Ended December 31, 2006

	Three Months Ended	Year Ended
	March 31, 2007	December 31,
	(Unaudited)	2006
Revenues:
Rental income	$612,000	$2,311,000

Certain expenses:
Building maintenance	36,000	95,000
Professional Fees	23,000	57,000
Real estate taxes	43,000	187,000
Electricity, water and gas utilities	67,000	261,000
Service contracts	54,000	225,000
Insurance	13,000	36,000
Maintenance and janitorial	26,000	10,000
General and administrative	7,000	31,000
Other operating expenses	2,000	12,000

Total certain expenses	271,000	914,000

Revenues in excess of certain expenses	$341,000	$1,397,000

The accompanying notes are an integral part of the statements of revenues and certain expenses.

YORKTOWN MEDICAL CENTER AND SHAKERAG MEDICAL CENTER
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2007 (Unaudited) and
the Year Ended December 31, 2006
NOTE 1 — ORGANIZATION AND BASIS OF PRESENTATION
Organization
The accompanying statements of revenues and certain expenses include the operations of Yorktown Medical Center and Shakerag Medical Center, or together the Property, located in Fayetteville and Peachtree City, Georgia, respectively. The Property has 115,000 square feet of gross leaseable area and is 85% leased as of December 31, 2006.
Basis of Presentation
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements of revenues and certain expenses include the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statements of revenues and certain expenses are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.
The accompanying statements of revenues and certain expenses are not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by NNN Healthcare/Office REIT Holdings, L.P. in the future operations of the Property have been excluded.
NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized in the period that the expenses are incurred.
Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from those estimates.
Unaudited Interim Information
The statement of revenues and certain expenses for the three months ended March 31, 2007 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

YORKTOWN MEDICAL CENTER AND SHAKERAG MEDICAL CENTER
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2007 (Unaudited) and
the Year Ended December 31, 2006
NOTE 3 — LEASES
     The Property has entered into operating lease agreements with tenants that expire at various dates through 2013 and are subject to scheduled fixed increases in base rent. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating leases as of December 31, 2006 are as follows:

2007	$2,388,000
2008	2,390,000
2009	2,039,000
2010	1,012,000
2011	881,000
Thereafter	1,187,000

$9,897,000

The leases also require reimbursement of the tenant’s proportional share of common area expenses, real estate taxes and other operating expenses, which are not included in the amounts above.
NOTE 4 – TENANT CONCENTRATION
For the three months ended March 31, 2007 (unaudited), the Property had one tenant occupying 58% of the gross leaseable area which accounted for 60% of quarterly rental income.

		Agreggate	% Agreggate
	Date of Lease	Annual Rental	Annual Rental
Tenant Name	Expiration	Income	Income
Piedmont Medical Care Corp.	Various	$355,000	60%
If this tenant was to default on its lease and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.
For the year ended December 31, 2006, the Property had one tenant occupying 58% of the gross leaseable area which accounted for 61.0% of total rental income.

		Agreggate	% Agreggate
	Date of Lease	Annual Rental	Annual Rental
Tenant Name	Expiration	Income	Income
Piedmont Medical Care Corp.	Various	$355,000	61%
If this tenant was to default on its lease and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.

YORKTOWN MEDICAL CENTER AND SHAKERAG MEDICAL CENTER
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2007 (Unaudited) and
the Year Ended December 31, 2006
NOTE 5 – COMMITMENTS AND CONTINGENCIES
Litigation
The Property may be subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.
Other Matters
Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.
NOTE 6 – SUBSEQUENT EVENTS
On May 2, 2007, NNN Healthcare/Office REIT Holdings, L.P., through its wholly owned subsidiary, purchased the Property for a total purchase price of $21,500,000

NNN Healthcare/Office REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements
As of March 31, 2007 and for the Three Months Ended March 31, 2007 and
the Period from April 28, 2006 (Date of Inception) through December 31, 2006
     The pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with the historical March 31, 2007 and December 31, 2006 consolidated financial statements as filed with the Securities and Exchange Commission. In management’s opinion, all adjustments necessary to reflect the transaction have been made.
     The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2007 is presented as if we acquired the Yorktown Medical Center and Shakerag Medical Center, or the Peachtree property, on March 31, 2007. The Peachtree property was acquired using a combination of debt financing and proceeds, net of offering costs, received from our initial public offering through the acquisition date at $10.00 per share. The pro forma adjustments assume that the debt proceeds and offering proceeds were raised as of March 31, 2007.
     The accompanying unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2007 and for the period from April 28, 2006 (Date of Inception) through December 31, 2006 are presented as if we acquired the Peachtree property on April 28, 2006 (Date of Inception). The Peachtree property was acquired using a combination of debt financing and proceeds, net of offering costs, received from our initial public offering through the acquisition date at $10.00 per share. The pro forma adjustments assume that the debt proceeds and offering proceeds were raised as of April 28, 2006 (Date of Inception).
     The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations or financial position that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations or financial position that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Peachtree property based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisition and are subject to change.

NNN Healthcare/Office REIT, Inc.
Unaudited Pro Forma Condensed Consolidated
Balance Sheet as of March 31, 2007

		Acquisition of
	Company	Peachtree		Company
	Historical (A)	Property (B)		Pro Forma
ASSETS
Real estate investments:
Operating properties, net	$40,693,000	$19,316,000		$60,009,000
Cash and cash equivalents	4,727,000	—		4,727,000
Accounts and other receivable, net	226,000	—		226,000
Accounts receivable due from affiliates	81,000	—		81,000
Restricted cash	1,697,000	129,000		1,826,000
Identified intangible assets, net	9,567,000	2,919,000		12,486,000
Other assets, net	626,000	163,000		789,000

Total assets	$57,617,000	$22,527,000		$80,144,000

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY

Liabilities:
Mortgage loan payables	$31,410,000	$13,530,000		$44,940,000
Accounts payable and accrued liabilities	1,089,000	66,000		1,155,000
Accounts payable due to affiliates	1,913,000	7,000		1,920,000
Security deposits and prepaid rent	148,000	17,000		165,000
Identified intangible liabilities, net	114,000	34,000		148,000

Total liabilities	34,674,000	13,654,000		48,328,000

Commitments and contingencies

Minority interest of limited partner in Operating Partnership	200,000	—		200,000

Stockholders’ equity:
Preferred stock, $0.01 par value; 200,000,000 shares authorized; none issued and outstanding	—	—		—
Common stock, $0.01 par value; 1,000,000,000 shares authorized; 2,679,584 shares issued and outstanding	27,000	10,000	(C)	37,000
Additional paid-in capital	23,627,000	8,863,000	(C)	32,490,000
Accumulated deficit	(911,000)	—		(911,000)

Total stockholders’ equity	22,743,000	8,873,000		31,616,000

Total liabilities, minority interest and stockholders’ equity	$57,617,000	$22,527,000		$80,144,000

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NNN Healthcare/Office REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the
Three Months Ended March 31, 2007

		Acquisition of
	Company	Peachtree		Company
	Historical (D)	Property (E)		Pro Forma
Revenues:
Rental income	$742,000	$616,000	(F)	$1,358,000

Expenses
Rental expenses	298,000	288,000	(G)	586,000
General and administrative	363,000	63,000	(H)	426,000
Depreciation and amortization	342,000	329,000	(F)	671,000

Total expenses	1,003,000	680,000		1,683,000
Loss before other income (expense)	(261,000)	(64,000)		(325,000)
Other income (expense):
Interest expense (including amortization of deferred financing costs):
Interest expense related to note payable to affiliate	(71,000)	—		(71,000)
Interest expense related to mortgage loan payable	(201,000)	(188,000)	(I)	(389,000)
Interest and dividend income	1,000	—		1,000

	(271,000)	(188,000)		(459,000)

Loss from continuing operations	$(532,000)	$(252,000)		$(784,000)

Loss from continuing operations per share — basic and diluted	$(0.73)			$(0.45)

Weighted — average number of common shares outstanding — basic and diluted	730,986	1,002,568	(J)	1,733,554

The accompanying notes are an intregral part of these pro forma condensed consolidated financial statements.

NNN Healthcare/Office REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the
Period from April 28, 2006 (Date of Inception) through December 31, 2006

		Acquisition of
	Company	Peachtree		Company
	Historical (K)	Property (L)		Pro Forma
Revenues:
Rental income	$—	$1,581,000	(M)	$1,581,000

Expenses
Rental expenses	—	653,000	(N)	653,000
General and administrative	242,000	179,000	(O)	421,000
Depreciation and amortization	—	878,000	(M)	878,000

Total expenses	242,000	1,710,000		1,952,000
Loss before other income (expense)	(242,000)	(129,000)		(371,000)
Other income (expense):
Interest expense (including amortization of deferred financing costs):
Interest expense related to note payable to affiliate	—	—		—
Interest expense related to mortgage loan payable	—	(500,000)	(P)	(500,000)
Interest and dividend income	—	—		—

	—	(500,000)		(500,000)

Loss from continuing operations	$(242,000)	$(629,000)		$(871,000)

Loss from continuing operations per share — basic and diluted	$(149.03)			$(0.87)

Weighted — average number of common shares outstanding — basic and diluted	1,622	1,002,568	(Q)	1,004,190

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NNN Healthcare/Office REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
1. Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2007.
(A) As reported in our March 31, 2007 Quarterly Report on Form 10-Q.
(B) Represents the purchase price of the assets acquired and liabilities incurred or assumed by NNN Healthcare/Office REIT Holdings, L.P. in connection with the acquisition of the Peachtree property. The purchase price of $21,500,000, plus closing costs and acquisition fees, was financed through a mortgage loan payable of $13,530,000 on the property with Wachovia Bank, National Association, or Wachovia, under a secured 10-year, fixed rate, 5.52% per annum and the net proceeds from the issuance of approximately 1,002,568 shares of common stock from our initial public offering. An acquisition fee of $645,000, or 3.0% of the purchase price, was paid to our advisor and its affiliate. We allocated the purchase price, plus closing costs, to the fair value of the assets acquired and liabilities assumed as follows: $3,545,000 to land, $15,771,000 to building and improvements, $1,385,000 to in place leases and $1,534,000 to tenant relationships and below market leases $(34,000). The purchase price allocations are preliminary and are subject to change.
(C) The Peachtree property was acquired using proceeds, net of offering costs, received from our initial public offering through the acquisition date at $10.00 per share. The pro forma adjustments assume the proceeds were raised as of March 31, 2007.
2. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months ended March 31, 2007
(D) As reported in our March 31, 2007 Quarterly Report on Form 10-Q.
(E) Amounts represent the estimated operations of the Peachtree property for the three months ended March 31, 2007.
(F) Depreciation expense on the portion of the purchase price allocated to building is recognized using the straight-line method and a 39 year life. Depreciation expense on improvements is recognized using the straight-line method over an estimated useful life between eight and 79 months. Amortization expense on the identified intangible assets are recognized using the straight-line method over an estimated useful life between eight and 108 months.
The amounts allocated to below market lease values are included in identified intangible liabilities in the accompanying unaudited pro forma condensed consolidated balance sheet and are amortized to rental income over the remaining term of the acquired leases with each property which range between 24 and 45 months. Pro forma amortization of the below market leases amortized to rental income for the three months ended March 31, 2007 is $4,000.
The purchase price allocations, and therefore depreciation and amortization expense, are preliminary and subject to change.
(G) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive, for services in managing our properties, a monthly property management fee of up to 4.0% of the gross cash receipts of the property. The historical rate varied. As a result, the pro forma amount shown is reflective of our current advisory agreement.
Also, adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rate.
(H) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive a monthly asset management fee calculated at one-twelfth of 1.0% of average invested assets, calculated as of the close of business on the last day of each month, subject to our stockholders receiving annualized distributions in an amount equal to at least 5.0% per annum on average invested capital. At the time of the acquisition of the Peachtree property the stockholders had received annualized distributions greater than 5.0% per annum. As such, an asset management fee was incurred for the three months ended March 31, 2007 of $56,000.

NNN Healthcare/Office REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(I) We financed the purchase of the Peachtree property using a 10-year, fixed rate, 5.52% per annum mortgage loan. As such, amount represents interest expense, and the amortization of the corresponding debt issuance costs.
(J) Represents the weighted-average number of shares of common stock from our initial public offering required to generate sufficient offering proceeds to fund the purchase of the Peachtree property. The calculation assumes the investment was acquired on April 28, 2006 (Date of Inception).
3. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from April 28, 2006 (Date of Inception) through December 31, 2006.
(K) As reported in our December 31, 2006 Annual Report on Form 10-K.
(L) Amounts represent the estimated operations of the Peachtree property for the period from April 28, 2006 (Date of Inception) through December 31, 2006.
(M) Depreciation expense on the portion of the purchase price allocated to building is recognized using the straight-line method and a 39 year life. Depreciation expense on improvements is recognized using the straight-line method over an estimated useful life between eight and 79 months. Amortization expense on the identified intangible assets are recognized using the straight-line method over an estimated useful life between eight and 108 months.
The amounts allocated to below market lease values are included in identified intangible liabilities in the accompanying unaudited pro forma condensed consolidated balance sheet and are amortized to rental income over the remaining term of the acquired leases with each property which range between 24 and 45 months. Pro forma amortization of the below market leases amortized to rental income for the three months ended March 31, 2007 is $11,000.
The purchase price allocations, and therefore depreciation and amortization expense, are preliminary and subject to change.
(N) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive, for services in managing our properties, a monthly property management fee of up to 4.0% of the gross cash receipts of the property. The historical rate varied. As a result, the pro forma amount shown is reflective of our current advisory agreement.
Also, adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rate.
(O) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive a monthly asset management fee calculated at one-twelfth of 1.0% of average invested assets, calculated as of the close of business on the last day of each month, subject to our stockholders receiving annualized distributions in an amount equal to at least 5.0% per annum on average invested capital. At the time of the acquisition of the Peachtree property the stockholders had received annualized distributions greater than 5.0% per annum. As such, an asset management fee was incurred for the period from April 28, 2006 (Date of Inception) through December 31, 2006 of $157,000.
(P) We financed the purchase of the Peachtree property using a 10-year, fixed rate, 5.52% per annum mortgage loan. As such, amount represents interest expense, and the amortization of the corresponding debt issuance costs.
(Q) Represents the weighted-average number of shares of common stock from our initial public offering required to generate sufficient offering proceeds to fund the purchase of the Peachtree property. The calculation assumes the investment was acquired on April 28, 2006 (Date of Inception).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Healthcare/Office REIT, Inc.
Date: July 16, 2007	By:	/s/ Scott D. Peters
		Name:	Scott D. Peters
		Title:	Chief Executive Officer